                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report: (Date of earliest event reported)

                                  May 15, 2001



                          GOVERNMENT TRUSTS 1-C AND 1-D
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Illinois
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                33-23681                        36-6889612      36-3889613
         -------------------------            ------------------------------
         (Commission File Number)               (IRS Employer I.D. No.)


         Bank One Trust Company, NA (formerly The First National Bank of
                                Chicago), Trustee
              9/th/ Floor, Suite IL1-0126, Chicago, Illinois 60670
              ----------------------------------------------------
               (Address of principal executive offices (Zip Code)



       Registrant's telephone number, including area code: (312) 407-2797

Item 5.           Other Events

Attached hereto as Exhibit A are copies of the reports to holders of Government Trust Certificates Class 1-C & 1-D, dated May 15, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bank One Trust Company, NA (formerly The First National Bank of Chicago) has duly caused this report to be signed for the registrant Trust by a duly authorized signatory of the Trustee.

                                        GOVERNMENT TRUST CERTIFICATES


                                             By: Bank One Trust Company, NA
                                                 --------------------------
                                                 (formerly The First National
                                                 Bank of Chicago)
                                                 Not in its individual capacity
                                                 but solely as Trustee on behalf
                                                 of the Trusts 1-C & 1-D.


                                        By:      /s/ Joan E. Blume
                                            -----------------------------------
                                                     Joan E. Blume
                                                     Trust Officer

Date: as of May 15, 2001